EXHIBIT 99.1

                                                        MONTHLY OPERATING REPORT

     CASE  NAME: KITTY HAWK, INC.                       ACCRUAL BASIS

     CASE  NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96

     JUDGE: BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ DREW KEITH                                                     CFO
---------------------------------------                   ----------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                           TITLE

Drew Keith                                                        7/3/00
-------------------------------------                     ----------------------
PRINTED NAME OF RESPONSIBLE PARTY                                 DATE

PREPARER:

/S/ JESSICA L. WILSON                                      Corporate Controller
-------------------------------------                     ----------------------
ORIGINAL SIGNATURE OF PREPARER                                    TITLE

Jessica L. Wilson                                                 7/3/00
-------------------------------------                     ----------------------
PRINTED NAME OF PREPARER                                          DATE

                                                        MONTHLY OPERATING REPORT

      CASE  NAME:  KITTY HAWK, INC.                     ACCRUAL BASIS-1

      CASE  NUMBER: 400-42141-BJH                       02/13/95, RWD, 2/96

      COMPARATIVE BALANCE SHEET
      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      MONTH             MONTH              MONTH
                                                                  SCHEDULE      ----------------------------------------------------
      ASSETS                                                       AMOUNT            May-00
      ------------------------------------------------------------------------------------------------------------------------------
      1.    UNRESTRICTED CASH                                   $13,401,586       $40,971,596
      ------------------------------------------------------------------------------------------------------------------------------
      2.    RESTRICTED CASH                                                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      3.    TOTAL CASH                                          $13,401,586       $40,971,596                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      4.    ACCOUNTS RECEIVABLE (NET)                                            ($12,100,000)
      ------------------------------------------------------------------------------------------------------------------------------
      5.    INVENTORY                                                               ($400,000)
      ------------------------------------------------------------------------------------------------------------------------------
      6.    NOTES RECEIVABLE                                        $15,000           $15,000
      ------------------------------------------------------------------------------------------------------------------------------
      7.    PREPAID EXPENSES                                                         $330,711
      ------------------------------------------------------------------------------------------------------------------------------
      8.    OTHER (ATTACH LIST)                                $422,186,692      $372,389,617
      ------------------------------------------------------------------------------------------------------------------------------
      9.    TOTAL CURRENT ASSETS                               $435,603,278      $401,206,924                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      10.   PROPERTY, PLANT & EQUIPMENT                          $2,425,652        $2,865,674
      ------------------------------------------------------------------------------------------------------------------------------
      11.   LESS: ACCUMULATED
            DEPRECIATION / DEPLETION                                                 $487,669
      ------------------------------------------------------------------------------------------------------------------------------
      12.   NET PROPERTY, PLANT &
            EQUIPMENT                                            $2,425,652        $2,378,005                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      13.   DUE FROM INSIDERS                                       $62,465          $283,908
      ------------------------------------------------------------------------------------------------------------------------------
      14.   OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                          $10,967,208       $10,749,584
      ------------------------------------------------------------------------------------------------------------------------------
      15.   OTHER (ATTACH LIST)                                $138,370,015      $138,370,015
      ------------------------------------------------------------------------------------------------------------------------------
      16.   TOTAL ASSETS                                       $587,428,618      $552,988,436                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      ------------------------------------------------------------------------------------------------------------------------------
      17.   ACCOUNTS PAYABLE                                                        ($245,032)
      ------------------------------------------------------------------------------------------------------------------------------
      18.   TAXES PAYABLE                                                                  $0
      ------------------------------------------------------------------------------------------------------------------------------
      19.   NOTES PAYABLE                                                                  $0
      ------------------------------------------------------------------------------------------------------------------------------
      20.   PROFESSIONAL FEES                                                              $0
      ------------------------------------------------------------------------------------------------------------------------------
      21.   SECURED DEBT                                                                   $0
      ------------------------------------------------------------------------------------------------------------------------------
      22.   OTHER (ATTACH LIST)                                                      $819,587
      ------------------------------------------------------------------------------------------------------------------------------
      23.   TOTAL POSTPETITION
            LIABILITIES                                                              $574,555                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      ------------------------------------------------------------------------------------------------------------------------------
      24.   SECURED DEBT                                       $466,119,468      $416,000,000
      ------------------------------------------------------------------------------------------------------------------------------
      25.   PRIORITY DEBT                                           $29,661                $0
      ------------------------------------------------------------------------------------------------------------------------------
      26.   UNSECURED DEBT                                      $22,580,547        $2,245,799
      ------------------------------------------------------------------------------------------------------------------------------
      27.   OTHER (ATTACH LIST)                                          $0       $35,264,930
      ------------------------------------------------------------------------------------------------------------------------------
      28.   TOTAL PREPETITION LIABILITIES                      $488,729,676      $453,510,729                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      29.   TOTAL LIABILITIES                                  $488,729,676      $454,085,284                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      EQUITY
      ------------------------------------------------------------------------------------------------------------------------------
      30.   PREPETITION OWNERS' EQUITY                                            $98,899,692
      ------------------------------------------------------------------------------------------------------------------------------
      31.   POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                                           $3,460
      ------------------------------------------------------------------------------------------------------------------------------
      32.   DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
      ------------------------------------------------------------------------------------------------------------------------------
      33.   TOTAL EQUITY                                                 $0       $98,903,152                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      34.   TOTAL LIABILITIES &
            OWNERS' EQUITY                                     $488,729,676      $552,988,436                 $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE  NAME:  KITTY HAWK, INC.                     ACCRUAL BASIS-2

      CASE  NUMBER: 400-42141-BJH                       02/13/95, RWD, 2/96

      INCOME STATEMENT

      --------------------------------------------------------------------------------------------------------------
                                                               MONTH          MONTH          MONTH
                                                           ---------------------------------------------    QUARTER
      REVENUES                                                 May-00                                        TOTAL
      --------------------------------------------------------------------------------------------------------------
      1.  GROSS REVENUES                                           $0                                            $0
      --------------------------------------------------------------------------------------------------------------
      2.  LESS: RETURNS & DISCOUNTS                                $0                                            $0
      --------------------------------------------------------------------------------------------------------------
      3.  NET REVENUE                                              $0             $0             $0              $0
      --------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      --------------------------------------------------------------------------------------------------------------
      4.  MATERIAL                                                 $0                                            $0
      --------------------------------------------------------------------------------------------------------------
      5.  DIRECT LABOR                                             $0                                            $0
      --------------------------------------------------------------------------------------------------------------
      6.  DIRECT OVERHEAD                                          $0                                            $0
      --------------------------------------------------------------------------------------------------------------
      7.  TOTAL COST OF GOODS SOLD                                 $0             $0             $0              $0
      --------------------------------------------------------------------------------------------------------------
      8.  GROSS PROFIT                                             $0             $0             $0              $0
      --------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      --------------------------------------------------------------------------------------------------------------
      9.  OFFICER / INSIDER COMPENSATION                      $91,863                                       $91,863
      --------------------------------------------------------------------------------------------------------------
      10. SELLING & MARKETING                                      $0                                            $0
      --------------------------------------------------------------------------------------------------------------
      11. GENERAL & ADMINISTRATIVE                          ($314,473)                                    ($314,473)
      --------------------------------------------------------------------------------------------------------------
      12. RENT & LEASE                                        $21,502                                       $21,502
      --------------------------------------------------------------------------------------------------------------
      13. OTHER (ATTACH LIST)                                      $0                                            $0
      --------------------------------------------------------------------------------------------------------------
      14. TOTAL OPERATING EXPENSES                          ($201,108)            $0             $0       ($201,108)
      --------------------------------------------------------------------------------------------------------------
      15. INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                                   $201,108             $0             $0        $201,108
      --------------------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      --------------------------------------------------------------------------------------------------------------
      16. NON-OPERATING INCOME (ATT. LIST)                  ($201,613)                                    ($201,613)
      --------------------------------------------------------------------------------------------------------------
      17. NON-OPERATING EXPENSE (ATT. LIST)                        $0                                            $0
      --------------------------------------------------------------------------------------------------------------
      18. INTEREST EXPENSE                                   ($22,393)                                     ($22,393)
      --------------------------------------------------------------------------------------------------------------
      19. DEPRECIATION / DEPLETION                            $47,647                                       $47,647
      --------------------------------------------------------------------------------------------------------------
      20. AMORTIZATION                                       $224,007                                      $224,007
      --------------------------------------------------------------------------------------------------------------
      21. OTHER (ATTACH LIST)                                      $0                                            $0
      --------------------------------------------------------------------------------------------------------------
      22. NET OTHER INCOME & EXPENSES                         $47,648             $0             $0         $47,648
      --------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      --------------------------------------------------------------------------------------------------------------
      23. PROFESSIONAL FEES                                  $150,000                                      $150,000
      --------------------------------------------------------------------------------------------------------------
      24. U.S. TRUSTEE FEES                                        $0                                            $0
      --------------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                                      $0                                            $0
      --------------------------------------------------------------------------------------------------------------
      26. TOTAL REORGANIZATION EXPENSES                      $150,000             $0             $0        $150,000
      --------------------------------------------------------------------------------------------------------------
      27. INCOME TAX                                               $0                                            $0
      --------------------------------------------------------------------------------------------------------------
      28. NET PROFIT (LOSS)                                    $3,460             $0             $0          $3,460
      --------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE  NAME:  KITTY HAWK, INC.                     ACCRUAL BASIS-3

      CASE  NUMBER: 400-42141-BJH                       02/13/95, RWD, 2/96

      ------------------------------------------------------------------------------------------------------------------------
                                                                    MONTH           MONTH            MONTH
      CASH RECEIPTS AND                                        -------------------------------------------------    QUARTER
      DISBURSEMENTS                                                 May-00                                           TOTAL
      ------------------------------------------------------------------------------------------------------------------------
      1.  CASH - BEGINNING OF MONTH                             $13,412,330                                       $13,412,330
      ------------------------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      ------------------------------------------------------------------------------------------------------------------------
      2.  CASH SALES                                                     $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
      ------------------------------------------------------------------------------------------------------------------------
      3.  PREPETITION                                                    $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------
      4.  POSTPETITION                                                   $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------
      5.  TOTAL OPERATING RECEIPTS                                       $0               $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      ------------------------------------------------------------------------------------------------------------------------
      6.  LOANS & ADVANCES (ATTACH LIST)                                 $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------
      7.  SALE OF ASSETS                                                 $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------
      8.  OTHER (ATTACH LIST)                                   $55,101,467                                       $55,101,467
      ------------------------------------------------------------------------------------------------------------------------
      9.  TOTAL NON-OPERATING RECEIPTS                          $55,101,467               $0              $0      $55,101,467
      ------------------------------------------------------------------------------------------------------------------------
      10. TOTAL  RECEIPTS                                       $55,101,467               $0              $0      $55,101,467
      ------------------------------------------------------------------------------------------------------------------------
      11. TOTAL CASH AVAILABLE                                  $68,513,797               $0              $0      $68,513,797
      ------------------------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      ------------------------------------------------------------------------------------------------------------------------
      12. NET PAYROLL                                            $4,363,106                                        $4,363,106
      ------------------------------------------------------------------------------------------------------------------------
      13. PAYROLL TAXES PAID                                     $1,843,161                                        $1,843,161
      ------------------------------------------------------------------------------------------------------------------------
      14. SALES, USE & OTHER TAXES PAID                            $136,514                                          $136,514
      ------------------------------------------------------------------------------------------------------------------------
      15. SECURED / RENTAL / LEASES                                $252,400                                          $252,400
      ------------------------------------------------------------------------------------------------------------------------
      16. UTILITIES                                                 $11,425                                           $11,425
      ------------------------------------------------------------------------------------------------------------------------
      17. INSURANCE                                                $160,860                                          $160,860
      ------------------------------------------------------------------------------------------------------------------------
      18. INVENTORY PURCHASES                                      $109,082                                          $109,082
      ------------------------------------------------------------------------------------------------------------------------
      19. VEHICLE EXPENSES                                                                                                 $0
      ------------------------------------------------------------------------------------------------------------------------
      20. TRAVEL                                                   $601,056                                          $601,056
      ------------------------------------------------------------------------------------------------------------------------
      21. ENTERTAINMENT                                                                                                    $0
      ------------------------------------------------------------------------------------------------------------------------
      22. REPAIRS & MAINTENANCE                                  $2,088,040                                        $2,088,040
      ------------------------------------------------------------------------------------------------------------------------
      23. SUPPLIES                                                  $48,184                                           $48,184
      ------------------------------------------------------------------------------------------------------------------------
      24. ADVERTISING                                                  $382                                              $382
      ------------------------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                                   $17,777,991                                       $17,777,991
      ------------------------------------------------------------------------------------------------------------------------
      26. TOTAL OPERATING DISBURSEMENTS                         $27,392,201               $0              $0      $27,392,201
      ------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ------------------------------------------------------------------------------------------------------------------------
      27. PROFESSIONAL FEES                                        $150,000                                          $150,000
      ------------------------------------------------------------------------------------------------------------------------
      28. U.S. TRUSTEE FEES                                              $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------
      29. OTHER (ATTACH LIST)                                            $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------
      30. TOTAL REORGANIZATION EXPENSES                            $150,000               $0              $0         $150,000
      ------------------------------------------------------------------------------------------------------------------------
      31. TOTAL DISBURSEMENTS                                   $27,542,201               $0              $0      $27,542,201
      ------------------------------------------------------------------------------------------------------------------------
      32. NET CASH FLOW                                         $27,559,266               $0              $0      $27,559,266
      ------------------------------------------------------------------------------------------------------------------------
      33. CASH - END OF MONTH                                   $40,971,596               $0              $0      $40,971,596
      ------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE  NAME:  KITTY HAWK, INC.                     ACCRUAL BASIS-4

      CASE  NUMBER: 400-42141-BJH                       02/13/95, RWD, 2/96

      ----------------------------------------------------------------------------------------------------------------------------
                                                                                      MONTH             MONTH           MONTH
                                                                    SCHEDULE -----------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                                     AMOUNT            May-00
      ----------------------------------------------------------------------------------------------------------------------------
      1.    0-30                                                                              $0
      ----------------------------------------------------------------------------------------------------------------------------
      2.    31-60                                                                             $0
      ----------------------------------------------------------------------------------------------------------------------------
      3.    61-90                                                                             $0
      ----------------------------------------------------------------------------------------------------------------------------
      4.    91+                                                                               $0
      ----------------------------------------------------------------------------------------------------------------------------
      5.    TOTAL ACCOUNTS RECEIVABLE                                     $0                  $0              $0               $0
      ----------------------------------------------------------------------------------------------------------------------------
      6.    AMOUNT CONSIDERED UNCOLLECTIBLE                                         ($12,100,000)
      ----------------------------------------------------------------------------------------------------------------------------
      7.    ACCOUNTS RECEIVABLE (NET)                                     $0         $12,100,000              $0               $0
      ----------------------------------------------------------------------------------------------------------------------------


      AGING OF POSTPETITION TAXES AND PAYABLES                                                         MONTH:  May-00
      ------------------------------------------------------------------------------------------------------------------------------
                                                      0-30             31-60              61-90              91+
      TAXES PAYABLE                                   DAYS              DAYS               DAYS              DAYS            TOTAL
      -----------------------------------------------------------------------------------------------------------------------------
      1.    FEDERAL                                       $0               $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      2.    STATE                                         $0               $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      3.    LOCAL                                         $0               $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      4.    OTHER (ATTACH LIST)                           $0               $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      5.    TOTAL TAXES PAYABLE                           $0               $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      6.    ACCOUNTS PAYABLE                       ($245,032)              $0                  $0              $0        ($245,032)
      -----------------------------------------------------------------------------------------------------------------------------


      STATUS OF POSTPETITION TAXES                                                                     MONTH: May-00
      -----------------------------------------------------------------------------------------------------------------------------
                                                                   BEGINNING           AMOUNT                             ENDING
                                                                      TAX           WITHHELD AND/        AMOUNT            TAX
      FEDERAL                                                      LIABILITY*        0R ACCRUED           PAID          LIABILITY
      -----------------------------------------------------------------------------------------------------------------------------
      1.    WITHHOLDING**                                                  $0            $136,164        $136,164               $0
      -----------------------------------------------------------------------------------------------------------------------------
      2.    FICA-EMPLOYEE**                                                $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      3.    FICA-EMPLOYER**                                                $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      4.    UNEMPLOYMENT                                                   $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      5.    INCOME                                                         $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      6.    OTHER (ATTACH LIST)                                            $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      7.    TOTAL FEDERAL TAXES                                            $0            $136,164        $136,164               $0
      -----------------------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      -----------------------------------------------------------------------------------------------------------------------------
      8.    WITHHOLDING                                                    $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      9.    SALES                                                          $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      10.   EXCISE                                                         $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      11.   UNEMPLOYMENT                                                   $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      12.   REAL PROPERTY                                                  $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      13.   PERSONAL  PROPERTY                                             $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      14.   OTHER (ATTACH LIST)                                            $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      15.   TOTAL STATE & LOCAL                                            $0                  $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------------------
      16.   TOTAL TAXES                                                    $0            $136,164        $136,164               $0
      -----------------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amounT should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

      CASE  NAME: KITTY HAWK, INC.                      ACCRUAL BASIS-5

      CASE NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96


      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                   MONTH:          May-00
                                                              ------------------------------------------------------------
      BANK RECONCILIATIONS                                     Account #1      Account #2      Account #3
      --------------------------------------------------------------------------------------------------------------------
      A.          BANK:                                         Bank One        Bank One       Wells Fargo
      B.           ACCOUNT NUMBER:                             100140334       9319959434      4417-881463        TOTAL
      C.           PURPOSE (TYPE):                             Operating      Disbursement      Operating
      --------------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                           $883,127         $50,000        $344,006      $1,277,133
      --------------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED                     $736,151              $0              $0        $736,151
      --------------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                       $1,413,750              $0              $0      $1,413,750
      --------------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                                    $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                          $205,528         $50,000        $344,006        $599,534
      --------------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN                        No checks            7005       No checks
      --------------------------------------------------------------------------------------------------------------------
      INVESTMENT ACCOUNTS
      --------------------------------------------------------------------------------------------------------------------
                                                               DATE OF          TYPE OF        PURCHASE         CURRENT
      BANK, ACCOUNT NAME & NUMBER                              PURCHASE       INSTRUMENT         PRICE           VALUE
      --------------------------------------------------------------------------------------------------------------------
      7.    Wells Fargo Certificate of Deposit                              CD                   $200,000        $200,000
      --------------------------------------------------------------------------------------------------------------------
      8.    Bank One                                              5/31/00 Overnight Sweep     $40,171,062     $40,171,062
      --------------------------------------------------------------------------------------------------------------------
      9.    N/A
      --------------------------------------------------------------------------------------------------------------------
      10.   N/A
      --------------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                 $40,371,062     $40,371,062
      --------------------------------------------------------------------------------------------------------------------

      CASH
      --------------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                       $1,000
      --------------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                         $40,971,596
      --------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE  NAME:  KITTY HAWK, INC.                     ACCRUAL BASIS-5

      CASE  NUMBER: 400-42141-BJH                       02/13/95, RWD, 2/96

      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH:  May-00
      ----------------------------------------------------------------------------------------------------------------------
      BANK RECONCILIATIONS
                                                    Account #4              Account #5              Account #6
      ----------------------------------------------------------------------------------------------------------------------
      A.          BANK:                              Bank One                Bank One                Bank One
      ----------------------------------------------------------------------------------------------------------
      B.           ACCOUNT NUMBER:                  1570695922          100129949/93199584          1586268961      TOTAL
      ----------------------------------------------------------------------------------------------------------
      C.           PURPOSE (TYPE):                   Payroll             Health Insurance         Flex Spending
      ----------------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                   $0                         $0                   $0              $0
      ----------------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED             $0                         $0                   $0              $0
      ----------------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                 $0                         $0                   $0              $0
      ----------------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                      $0                         $0                   $0              $0
      ----------------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                  $0                         $0                   $0              $0
      ----------------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN            57949                No checks/135931       No activity 5/00
      ----------------------------------------------------------------------------------------------------------------------
      INVESTMENT ACCOUNTS
      ----------------------------------------------------------------------------------------------------------------------
                                                      DATE OF                 TYPE OF                 PURCHASE      CURRENT
      BANK, ACCOUNT NAME & NUMBER                    PURCHASE               INSTRUMENT                 PRICE         VALUE
      ----------------------------------------------------------------------------------------------------------------------
      7.
      ----------------------------------------------------------------------------------------------------------------------
      8.
      ----------------------------------------------------------------------------------------------------------------------
      9.
      ----------------------------------------------------------------------------------------------------------------------
      10.
      ----------------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                            $0              $0
      ----------------------------------------------------------------------------------------------------------------------

      CASH
      ----------------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND
      ----------------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                                    $0
      ----------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

     CASE NAME: KITTY HAWK, INC.                        ACCRUAL BASIS-6

     CASE NUMBER: 400-42141-BJH                         02/13/95, RWD, 2/96

                                                        MONTH: MAY-00

     PAYMENTS TO INSIDERS AND PROFESSIONALS


     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.
     ---------------------------------------------------------------------------
                                    INSIDERS

     ---------------------------------------------------------------------------
                                      TYPE OF            AMOUNT      TOTAL PAID
                 NAME                 PAYMENT             PAID        TO DATE
     ---------------------------------------------------------------------------
     1. Mike Clark             Salary                        $6,667       $6,667
     ---------------------------------------------------------------------------
     2. Jim Craig              Salary                       $16,667      $16,667
     ---------------------------------------------------------------------------
     3. Janie Garrard          Salary                        $2,625       $2,625
     ---------------------------------------------------------------------------
     4. Drew Keith             Salary                       $18,404      $18,404
     ---------------------------------------------------------------------------
     5  Lena Baker             Salary                        $3,750       $3,750
     ---------------------------------------------------------------------------
     6  Jim Reeves             Salary                       $33,333      $33,333
     ---------------------------------------------------------------------------
     7  John Turnipseed        Salary                       $10,417      $10,417
     ---------------------------------------------------------------------------
     8  TOTAL PAYMENTS
        TO INSIDERS                                         $91,863      $91,863
     ---------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
     -----------------------------------------------------------------------------------------------------------
                                   DATE OF COURT                                                      TOTAL
                                 ORDER AUTHORIZING       AMOUNT        AMOUNT       TOTAL PAID      INCURRED
                      NAME            PAYMENT           APPROVED        PAID         TO DATE       & UNPAID *
     -----------------------------------------------------------------------------------------------------------
     1. Lain Faulkner                                                                                   $25,074
     -----------------------------------------------------------------------------------------------------------
     2. Haynes and Boone                                                                               $290,000
     -----------------------------------------------------------------------------------------------------------
     3. The Seabury Group                                               $150,000         $150,000            $0
     -----------------------------------------------------------------------------------------------------------
     4.
     -----------------------------------------------------------------------------------------------------------
     5.
     -----------------------------------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO PROFESSIONALS                                         $0     $150,000         $150,000      $315,074
     -----------------------------------------------------------------------------------------------------------
     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     -------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     -------------------------------------------------------------------------
                                    SCHEDULED     AMOUNTS
                                     MONTHLY        PAID          TOTAL
                                    PAYMENTS       DURING         UNPAID
         NAME OF CREDITOR              DUE         MONTH       POSTPETITION
     -------------------------------------------------------------------------
     1. N/A
     -------------------------------------------------------------------------
     2. N/A
     -------------------------------------------------------------------------
     3. N/A
     -------------------------------------------------------------------------
     4. N/A
     -------------------------------------------------------------------------
     5. N/A
     -------------------------------------------------------------------------
     6. TOTAL                                $0           $0               $0
     -------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK, INC.                       ACCRUAL  BASIS-7

      CASE NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96

                                                        MONTH: MAY-00

      QUESTIONNAIRE
      -----------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES             NO
      -----------------------------------------------------------------------------------------------------------------------------
      1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                            X
      -----------------------------------------------------------------------------------------------------------------------------
      2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                      X
      -----------------------------------------------------------------------------------------------------------------------------
      3.   ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE FROM RELATED PARTIES?                                                                                X
      -----------------------------------------------------------------------------------------------------------------------------
      4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?                                                                                          X
      -----------------------------------------------------------------------------------------------------------------------------
      5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                                                          X
      -----------------------------------------------------------------------------------------------------------------------------
      6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                    X
      -----------------------------------------------------------------------------------------------------------------------------
      7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
           PAST DUE?                                                                                                       X
      -----------------------------------------------------------------------------------------------------------------------------
      8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                X
      -----------------------------------------------------------------------------------------------------------------------------
      9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                      X
      -----------------------------------------------------------------------------------------------------------------------------
      10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
           DELINQUENT?                                                                                                     X
      -----------------------------------------------------------------------------------------------------------------------------
      11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
           REPORTING PERIOD?                                                                                               X
      -----------------------------------------------------------------------------------------------------------------------------
      12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                                 X
      -----------------------------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
      EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
      INSURANCE
      -----------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES             NO
      -----------------------------------------------------------------------------------------------------------------------------
      1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
           NECESSARY INSURANCE COVERAGES IN EFFECT?                                                         X
      -----------------------------------------------------------------------------------------------------------------------------
      2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                           X
      -----------------------------------------------------------------------------------------------------------------------------
      3.   PLEASE ITEMIZE POLICIES BELOW.
      -----------------------------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
      HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
      AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
      -----------------------------------------------------------------------------------------------------------------------------
                                                      INSTALLMENT PAYMENTS
      -----------------------------------------------------------------------------------------------------------------------------
                TYPE OF                                                                                     PAYMENT AMOUNT
                 POLICY                      CARRIER                           PERIOD COVERED                 & FREQUENCY
      -----------------------------------------------------------------------------------------------------------------------------
           121 Aircraft Insurance         Aviation Agency                    6/1/2000 - 5/31/2001        781,160       Quarterly
      -----------------------------------------------------------------------------------------------------------------------------
           Workers Comp                   Aviation Agency                    1/1/2000 - 12/31/2000       124,382        Monthly
      -----------------------------------------------------------------------------------------------------------------------------
           Inland Marine/Property         GCU                                4/1/2000 - 3/31/2001          9,902        Monthly
      -----------------------------------------------------------------------------------------------------------------------------
           Professional Liab              Aviation Agency                    6/1/2000 - 5/31/2001         25,291         Annual
      -----------------------------------------------------------------------------------------------------------------------------
           135 Aircraft Insurance         Aviation Agency                    10/1/1999 - 9/30/2000        87,316       Quarterly
      -----------------------------------------------------------------------------------------------------------------------------
           Primary Auto                   Aviation Agency                    4/1/2000 - 3/31/2001         10,827        Monthly
      -----------------------------------------------------------------------------------------------------------------------------
           Excess Auto                    Aviation Agency                    4/1/2000 - 3/31/2001         29,870         Annual
      -----------------------------------------------------------------------------------------------------------------------------
           Medical Equipment              Aviation Agency                    3/29/2000 -3/29/2001          3,363         Annual
      -----------------------------------------------------------------------------------------------------------------------------
           Aggregate Claims Liab          Reliastar                          5/1/2000 - 4/30/2001         15,000        Annually
      -----------------------------------------------------------------------------------------------------------------------------
           Claims Admin Runout            CIGNA                              5/1/2000 - 4/30/2001        125,779        One time
      -----------------------------------------------------------------------------------------------------------------------------
           Pilot Long Term Disabl         UNUM                               5/1/2000 - 4/30/2001          7,975        Monthly
      -----------------------------------------------------------------------------------------------------------------------------
           Stop Loss                      Reliastar                          5/1/2000 - 4/30/2001         31,635        Monthly
      -----------------------------------------------------------------------------------------------------------------------------
           Case Management                Reliastar                          5/1/2000 - 4/30/2001          1,329        Monthly
      -----------------------------------------------------------------------------------------------------------------------------
           Claims Administration          Allied Benefit System              5/1/2000 - 4/30/2001         25,052        Monthly
      -----------------------------------------------------------------------------------------------------------------------------
           Life/AD&D                      CIGNA                              5/1/2000 - 4/30/2001         11,732        Monthly
      -----------------------------------------------------------------------------------------------------------------------------
           EAP                            Behavioral Health Partners         5/1/2000 - 4/30/2001          2,941        Monthly
      -----------------------------------------------------------------------------------------------------------------------------
           Section 125 Admin              Taxsaver                           5/1/2000 - 4/30/2001          1,179        Monthly
      -----------------------------------------------------------------------------------------------------------------------------

CASE  NAME:  KITTY HAWK, INC.                               FOOTNOTES SUPPLEMENT

CASE  NUMBER: 400-42141-BJH                                   ACCRUAL BASIS

                                                            MONTH:  May-00
--------------------------------------------------------------------------------
ACCRUAL BASIS          LINE
 FORM NUMBER           NUMBER      FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------
       3                8        All cash received into the each subsidiary cash
                                 account is swept each night to Kitty Hawk, Inc.
                                 Master Account
--------------------------------------------------------------------------------
       3                31       All disbursements (either by wire transfer or
                                 check), including payroll are disbursed out of
                                 the Kitty Hawk, Inc. controlled disbursement
                                 account.
--------------------------------------------------------------------------------
       4                6         All assessment of uncollectible accounts
                                  receivable are done at Kitty Hawk, Inc. All
                                  reserves are recorded at Inc. and pushed down
                                  to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------
       7                          All insurance policies are carried in the name
                                  of Kitty Hawk, Inc. and its subsidiaries.
                                  Therefore, they are listed here accordingly.
--------------------------------------------------------------------------------

CASE  NAME: KITTY HAWK, INC.

CASE  NUMBER: 00-42141

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1

8.   OTHER  (ATTACH  LIST)                             $ 372,389,617 Reported
                                              -----------------------
        Intercompany Receivables                         372,713,558
        Escrow JRC                                           403,000
        A/R Other                                            359,552
        A/R Employees                                          1,029
        A/R 401(k) Loan                                         (615)
        A/R Travel Advance                                     1,883
        Deferred Taxes                                    (1,682,277)
        Deposits - Other                                     152,487
        Deposits - Retainers                                 440,999
                                              -----------------------
                                                         372,389,616 Detail
                                              -----------------------
                                                                   1 Difference

14.  OTHER  ASSETS  -  NET  OF
     AMORTIZATION  (ATTACH  LIST)                         10,749,584 Reported
                                              -----------------------
        Loan organizaiton costs                            1,683,654
        Bond offering costs                                7,151,860
        Non-compete - Beti Ward                              393,755
        Goodwill - KH Cargo                                1,520,315
                                              -----------------------
                                                          10,749,584  Detail
                                              -----------------------
                                                                   -  Difference

15.  OTHER (ATTACH LIST)                                 138,370,015
                                              -----------------------
        Investment in KH Aircargo                              1,000
        Investment in KH International                    81,974,302
        Investment in Longhorn                             2,266,436
        Investment in KH Cargo                            54,128,277
                                              -----------------------
                                                         138,370,015 Detail
                                              -----------------------
                                                                   - Difference

22.  OTHER  (ATTACH  LIST)                                 $ 819,587 Reported
                                              -----------------------
        Accrued expenses                                      30,000
        Accrued interest                                     771,641
        Accrued Salaries/Wages/401(k)                         17,946
                                              -----------------------
                                                             819,587 Detail
                                              -----------------------
                                                                   - Difference

27.  OTHER (ATTACH LIST)                                $ 35,264,930 Reported
                                              -----------------------
        Deferred Taxes                                    37,136,131
        Accrued Taxes payable                            (17,658,879)
        Interest payable                                  15,787,678
                                              -----------------------
                                                          35,264,930 Detail
                                              -----------------------
                                                                   - Differnece

CASE  NAME: KITTY HAWK, INC.

CASE  NUMBER: 00-42141

DETAILS OF OTHER ITEMS


16.  NON-OPERATING INCOME (ATT.  LIST)                     (201,613) Reported
                                              -----------------------
        Interest Income                                    (120,363)
        Other Misc Income                                   (81,250)
                                              -----------------------
                                                           (201,613) Detail

                                                                   - Difference

ACCRUAL BASIS-3

8.   OTHER  (ATTACH  LIST)                                55,101,467 Reported
                                              -----------------------
        Transfers from Charters                            8,144,523
        Transfers from Cargo                              18,011,553
        Transfers from Aircargo                           26,851,568
        Transfers from International                       1,014,030
        Transfers to LSI                                      (3,775)
        Interest income                                      118,219
        Other Misc Income                                     81,250
        Misc deposits/returned wires                         884,098
                                              -----------------------
                                                          55,101,466 Detail
                                              -----------------------
                                                                   1 Difference
                                              -----------------------


25.  OTHER  (ATTACH  LIST)                                17,777,991 Reported
                                              -----------------------
        Inc. 401(k)                                          438,634
        Bank charges                                          20,263
        Fuel                                               9,790,729
        Professional fees                                    655,953
        Int'l 401(k)                                         171,348
        Ground Handling                                    3,465,819
        Landing                                                3,729
        IATA payments                                        246,668
        Set up escrow account                                403,000
        Shipping                                             106,558
        Ondemand Charter costs                               471,328
        135 Airline costs                                     42,569
        Contract Labor                                       173,787
        Trucking                                             256,356
        Customs/Parking                                       22,734
        Misc                                                 101,079
        Subcharter Aircraft                                1,407,437
                                              -----------------------
                                                          17,777,991